DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

FILED # C25551-04

SEP 2 3 2004

IN THE OFFICE OF
Dean Heller
DEAN HELLER SECRETARY OF STATE

Articles of Incorporation

(PURSUANT TO NRS 78)

Important. Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

1. **Name of Corporation:**	PROVIMEX, INC.
2. **Resident Agent Name and Street Address:** (must be a Nevada address where process may be served)	EASTBIZ.COM, INC. Name 4535 W. SAHARA AVENUE, SUITE 217 — LAS VEGAS — NEVADA — 89102 Street Address — City — Zip Code Optional Mailing Address — City — State — Zip Code
3. **Shares:** (number of shares corporation authorized to issue	Number of shares with par value: 75,000,000 — Par value: $ $0.001 — Number of shares without par value:
4. **Names & Addresses, of Board of Directors/Trustees:** (attach additional page there is more than 3 directors/trustees)	1. HENRY D. FAHMAN Name 17011 Beach Blvd., Suite 1230 — Huntington Beach — CA — 92647 Street Address — City — State — Zip Code 2. DAVID LE Name 17011 Beach Blvd., Suite 1230 — Huntington Beach — CA — 92647 Street Address — City — State — Zip Code 3. Name Street Address — City — State — Zip Code
5. **Purpose:** (optional-see instructions)	The purpose of this Corporation shall be: to engage in any activity or business not in conflict with the laws of the State of NV or the United States of America.
6. **Names, Address and Signature of Incorporator.** (attach additional page there is more than 1 incorporator)	HENRY D. FAHMAN — [signature] Name — Signature 17011 Beach Blvd., Suite 1230 — Huntington Beach — CA — 92647 Address — City — State — Zip Code
7. **Certificate of Acceptance of Appointment of Resident Agent:**	I hereby accept appointment as Resident Agent for the above named corporation. Authorized Signature of R. A. or On Behalf of R. A. Company — Date

This form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER
Secretary of State

202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708

Certificate of Acceptance of Appointment by Resident Agent

Office Use Only:

FILED # C25551-04

SEP 2 3 2004

IN THE OFFICE OF
Dean Heller
DEAN HELLER SECRETARY OF STATE

General instructions for this form:

1. Please print legibly or type; Black Ink Only.
2. Complete all fields.
3. Ensure that document is signed in signature field.

In the matter of Provimex, Inc.
(Name of business entity)

I, EastBiz.com, Inc. **, hereby state that on** September 7, 2004
(Name of resident agent) (Date)

I accepted the appointment as resident agent for the above named business entity.

The street address of the resident agent in this state is as follows:

4535 W. Sahara Ave. — 217
Physical Street Address — Suite number

Las Vegas **, NEVADA** 89102
City — Zip Code

Optional:

ADDITIONAL MAILING ADDRESS — CITY — STATE — ZIP

[signature]

Authorized Signature of Resident Agent or Resident Agent Company

September 7, 2004
Date